SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                __________________________________________
                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): DECEMBER 1, 1999


                   ECHOSTAR COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in charter)


         NEVADA                    0-26176                 88-0336997
  (State or other jurisdiction  (Commission              (IRS Employer
        of incorporation)        File Number)         Identification No.)


       5701 S. SANTA FE DRIVE
       LITTLETON, COLORADO                                   80120
      (Address of principal executive offices)           (Zip Code)

   Registrant's telephone number, including area code:  (303) 723-1000


ITEM 5. OTHER EVENTS

EchoStar Communications Corporation ("EchoStar") announced on November 29, 1999 that it is offering $400 million aggregate principal amount of Convertible Subordinated Notes due 2006, in accordance with Securities and Exchange Commission Rule 144A.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ECHOSTAR COMMUNICATIONS CORPORATION


                                  /s/ Doron Gorshein
Dated: December 1, 1999       By: _____________________________
                                  Doron Gorshein,
                                  Vice President and Associate General
                                  Counsel


                              EXHIBITS INDEX

Exhibit     Description ------- -----------

99.1 Press Release, dated November 29, 1999, issued by EchoStar announcing $400 Million Rule 144A Offering.